# *Welcome to the 2008 Annual Meeting of*

# Capitol Federal Financial

Capitol Federal

*True Blue® for over 115 years*

2008 CAPITOL FEDERAL FINANCIAL STOCKHOLDERS MEETING

# Board of Directors

B. B. Andersen
John B. Dicus, *President & CEO*
John C. Dicus, *Chairman*
Jeffrey M. Johnson
Michael T. McCoy, M.D.
Jeffrey R. Thompson
Marilyn S. Ward

# Capitol Federal Management

John C. Dicus, *Chairman*
John B. Dicus, *President, CEO*
R. Joe Aleshire, *Executive Vice President*
Larry K. Brubaker, *Executive Vice President*
Morris J. Huey, II, *Executive Vice President*
Kent G. Townsend, *Executive Vice President*
Tara D. Van Houweling, *First Vice President*
Mary R. Culver, *Corporate Secretary*
James D. Wempe, *VP - Investor Relations*

# Safe Harbor Disclosure

Except for the historical information contained in this presentation, the matters discussed may be deemed to be forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995, that involve risks and uncertainties, including changes in economic conditions in the Company's market area, changes in policies by regulatory agencies and other governmental initiatives affecting the financial services industry, fluctuations in interest rates, demand for loans in the Company's market area, the future earnings and capital levels of Capitol Federal Savings Bank, which could affect the ability of the Company to pay dividends in accordance with its dividend policies, competition, and other risks detailed from time to time in the Company's SEC reports. Actual strategies and results in future periods may differ materially from those currently expected. These forward-looking statements represent the Company's judgment as of the date of this presentation. The Company disclaims, however, any intent or obligation to update these forward-looking statements.

Capitol Federal

*True Blue® for over 115 years*

2008 CAPITOL FEDERAL FINANCIAL STOCKHOLDERS MEETING

# Fiscal Year 2008 at September 30th

| *(in thousands)* | |
|---|---|
| Total Assets | $8,055,249 |
| Total Loans | $5,320,780 |
| Total Deposits | $3,923,883 |
| Total Borrowings | $3,159,581 |
| Total Stockholders' Equity | $871,216 |

# Financial Performance FY 2008

| | |
|---|---|
| Net Income | $51.0 million |
| Diluted Earnings Per Share | $0.70 |
| Net Interest Margin | 1.75% |
| Return on Average Assets | 0.65% |
| Return on Average Equity | 5.86% |

# Financial Performance FY 2008

| | |
|---|---|
| Efficiency Ratio | 49.93% |
| Operating Expense Ratio | 1.04% |
| Non-performing Assets to Total Assets | 0.23% |
| Equity to Total Assets | 10.82% |

# Loan Portfolio Quality

- Continues to adhere to traditional underwriting standards
- Requires full documentation and qualified borrowers
- Has not participated in subprime, Alt-A or negative amortization lending

# Loan Portfolio Quality

- Weighted average loan-to-value ratio of 1-4 family loans is 67%
- Weighted average credit score of borrowers of 1-4 family loans is 755
- Non-performing loans to total loans remains consistently low, at 0.26%

# Stock Highlights of Fiscal Year 2008

| | |
|---|---|
| Book Value per Share | $11.93 |
| Total Shares Outstanding | 74,079,868 |
| Public Shares Outstanding | 20,878,857 |
| Stock Trading Range | $27.63 to $51.56 |

# Earnings Per Share

| | For the Year Ended September 30, 2008 | |
|---|---|---|
| Net earnings per share, available to public shareholders: | GAAP | Non-GAAP |
| Net Income | $ 50,954,144 | $ 50,954,144 |
| Basic Average Public Shares Outstanding | 72,938,871 | 20,746,054 |
| Dilutive Average Public Shares Outstanding | 73,012,666 | 20,819,849 |
| Basic | $0.70 | $2.46 |
| Diluted | $0.70 | $2.45 |

# 2008 Calendar Year Dividends

- CFFN paid dividends of $2.11 per share.

- CFFN had a cash reserve of $110.4 million as of December 31, 2008.

- The Board intends to continue to pay a quarterly dividend of $0.50 per share for the foreseeable future.

# Calendar Year Dividend History


$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
0.30
0.46
0.62
2.00
2.00
2.00
2.30
2.09
2.00
2.11
CY 99
CY 00
CY 01
CY 02
CY 03
CY 04
CY 05
CY 06
CY 07
CY 08

# Special Year End Dividend

| | |
|---|---|
| Capitol Federal Financial Fiscal Year 2008 Net Income | $50,954,144 |
| Regular Quarterly Dividends Paid during Fiscal Year 2008 | 41,425,484 |
| Net Income in Excess of Regular Quarterly Dividends Paid | $ 9,528,660 |
| Amount Available for Special Year End Dividend | $ 2,382,165 |
| Shares Eligible to Receive Dividends on November 5, 2008 | 20,881,157 |
| Per Share Amount of Special Year End Dividend | $ 0.11 |

# Investing with CFFN

| | |
|---|---|
| Initial stock price: | $ 10.00 |
| - total cumulative dividends paid: | -15.88 |
| Net cost of shares purchased in IPO: | $ (5.88) |

# Cumulative Cash Returned to Stockholders


(in thousands)
$750,000
$500,000
$250,000
$0
$677,674
Stockholder Dividends
$316,030
Stock Repurchases
$361,644
FY 1999 - 2008

# Stockholder Value

Continuing our commitment to stockholder value, the Board has declared a $0.50 per share dividend, payable February 20, 2009 to stockholders of record on February 6, 2009.

Capitol Federal

*True Blue® for over 115 years*

2008 CAPITOL FEDERAL FINANCIAL STOCKHOLDERS MEETING

# *Questions and Answers*

Capitol Federal

*True Blue® for over 115 years*

2008 CAPITOL FEDERAL FINANCIAL STOCKHOLDERS MEETING

***Thank you for attending***